                                                         EXHIBIT 23.1
                                                         ------------



                               CONSENT OF COUNSEL


     We hereby consent to the use of our opinion letter as an Exhibit to the Registration Statement on Form S-8 of BankAtlantic Bancorp, Inc. and to any references to this firm in such Registration Statement and in the documents incorporated therein by reference.



                                        STEARNS WEAVER MILLER WEISSLER
                                           ALHADEFF & SITTERSON, P.A.






Miami, Florida
July 8, 1998



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                                                        EXHIBIT 23.2
                                                        ------------





                              ACCOUNTANTS' CONSENT





The Board of Directors
BankAtlantic Bancorp Inc.:



     We consent to the use of our report incorporated herein by reference.




                                        KPMG PEAT MARWICK LLP




Ft. Lauderdale, Florida
July 8, 1998